SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2006

NetRatings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27907 (Commission File Number)	77-0461990 (IRS Employer Identification No.)
120 West 45th Street, 35th Floor New York, New York (Address of principal executive offices)	10036 (Zip Code)
(212) 703-5900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 3, 2006, NetRatings, Inc. ("NetRatings" or the "Company") issued a press release, which is attached hereto as Exhibit 99.1, announcing its financial results for the first quarter ended March 31, 2006. In addition, in such press release, NetRatings announced its revenues and earnings guidance for the fiscal quarter ending June 30, 2006 and for the fiscal year ending December 31, 2006. To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles, the Company has used non-GAAP financial measures in the press release. The non-GAAP financial measures included in the press release have been reconciled to the comparable GAAP financial measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
EXHIBIT	DESCRIPTION

99.1	Press Release of NetRatings, Inc., dated May 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETRATINGS, INC.

Date: May 3, 2006	By:	/s/ William Pulver
William Pulver President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press Release of NetRatings, Inc., dated May 3, 2006.